UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 24, 2025
HERC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
27500 Riverview Center Blvd.
Bonita Springs, Florida 34134
(Address of principal executive offices and zip code)

(239) 301-1000
(Registrant's telephone number,
including area code)

N/A
(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	HRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2025, the Board of Directors (the “Board”) of Herc Holdings Inc. (the “Company”) elected Aaron Birnbaum, age 59, to serve as the Company’s President, effective January 1, 2026. Mr. Birnbaum has served as the Company’s Chief Operating Officer since 2020. As President, Mr. Birnbaum will retain his current responsibilities.

Larry Silber, the Company’s current President and Chief Executive Officer, will continue to serve as the Company’s Chief Executive Officer after January 1, 2026.
Mr. Birnbaum will receive an initial annual base salary of $775,000 and will be eligible for a target annual incentive cash bonus opportunity equal to 100% of his base salary. Mr. Birnbaum also will be eligible for long-term equity incentives under the Company’s 2018 Omnibus Incentive Plan and will receive an equity award valued at $2,000,000 on the same terms provided to the Company’s other executive officers in the first quarter of 2026.

On November 19, 2025, the Board elected Patrick S. Shannon and John A. Olin to serve as directors on the Board, effective as of January 1, 2026. Mr. Shannon is the former Senior Vice President and Chief Financial Officer of Allegion plc, and Mr. Olin is the Executive Vice President and Chief Financial Officer of Westinghouse Air Brake Technologies Corporation.
The Board has determined that Mr. Shannon and Mr. Olin are independent directors under the New York Stock Exchange listing standards and the Company's Corporate Governance Guidelines.

Mr. Shannon and Mr. Olin will serve as members of the Audit Committee.

Mr. Shannon and Mr. Olin will participate in the non-employee director compensation program, as described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2025, with their annual cash retainer and equity award prorated for their initial term of service. In addition, Mr. Shannon and Mr. Olin will each enter into an Indemnification Agreement with the Company, which contains substantially the same provisions as the indemnification agreements previously entered into with each of the Company’s existing directors, as described in the Company’s 2025 definitive proxy statement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ S. Wade Sheek
Name:	S. Wade Sheek
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date:  November 24, 2025

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